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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) June 22, 2006


                      AMERICAN EXPRESS CREDIT CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                 ---------------------------------------------
                 (State or Other Jurisdiction of Incorporation


         1-6908                                          11-1988350
-----------------------                       ---------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


One Christina Centre, 301 N. Walnut Street
    Suite 1002, Wilmington, Delaware                     19801-2919
------------------------------------------               ----------
 (Address of Principal Executive Offices)                (Zip Code)


                                 (302) 594-3350
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         Written communications pursuant to Rule 425 under the Securities Act
----     (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act
----     (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the
----     Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the
----     Exchange Act (17 CFR 240.13e-4(c))




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Item 8.01 Other Events.

In relation to the Registrant's automatic shelf registration statement (File No. 333-134864) relating to the offering from time to time of its Debt Securities and Warrants to Purchase Debt Securities, the Registrant has filed with the Securities and Exchange Commission a Pricing Supplement dated June 22, 2006, together with the accompanying Prospectus Supplement dated June 13, 2006 and Prospectus dated June 8, 2006. For purposes of incorporation by reference into such documents, the Registrant is filing as an exhibit to this Current Report on Form 8-K a Form of Note relating to its extendible monthly securities.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

4(n) Form of Note for extendible monthly securities.




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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          AMERICAN EXPRESS CREDIT CORPORATION
                                          (REGISTRANT)

                                          By     /s/ Maureen Ryan
                                                 ----------------------------
                                          Name:  Maureen Ryan
                                          Title: Vice President






Date:   June 22, 2006